UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2014

TREEHOUSE FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32504

Delaware	20-2311383
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2021 Spring Road Suite 600 Oak Brook, IL	60523
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 29, 2014, TreeHouse Foods, Inc. (the “Company”) entered into an Additional Credit Extension Amendment (the “Amendment”) to its Credit Agreement, dated as of May 6, 2014, among the Company, Bank of America, N.A. and the other lenders party thereto. The Amendment, among other things, provides (i) for a new $200 million senior unsecured term loan (the “Term Loan”) and (ii) that the Company may borrow up to $400 million pursuant to the accordion feature of the Credit Agreement in addition to the Term Loan. The Term Loan is in addition to the previously disclosed term loan the Company entered into on May 6, 2014 (the “Existing Term Loan”). The Amendment does not modify the Existing Term Loan or the Company’s existing revolving credit facility. The Term Loan matures on May 6, 2019. Initial pricing for the Term Loan is determined by LIBOR plus a margin of 2.0%. Thereafter, the Term Loan generally will bear interest at a rate per annum equal to (i) LIBOR, plus a margin ranging from 1.50% to 2.25%, based on the Company’s consolidated leverage ratio or (ii) a Base Rate (as defined in the Company’s credit agreement), plus a margin ranging from 0.50% to 1.25%, based on the Company’s consolidated leverage ratio. The Term Loan is subject to substantially the same covenants as the Company’s existing revolving credit facility, and has the same guarantors. The proceeds of the Term Loan were used to fund, in part, the Company’s previously announced acquisition of Flagstone Foods.

The description of the Amendment set forth above is qualified in its entirety by reference to the Additional Credit Extension Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On July 29, 2014, the Company announced that it had completed the acquisition of Flagstone Foods (“Flagstone”). The Company’s press release announcing the closing of the acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company completed the acquisition pursuant to the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”) among Bay Valley Foods LLC (“Bay Valley”), a direct wholly-owned subsidiary of the Company, Snacks Acquisition Sub, Inc., a direct wholly-owned subsidiary of Bay Valley, Snacks Parent Corporation (the direct parent company of Flagstone) and Gryphon Partners III, L.P., as the Sellers’ Representative, for a purchase price of $860 million, excluding adjustments for working capital and other items.

The Company financed the acquisition, in part, through the closing of its previously announced offering of shares of its common stock. The Company financed the remainder of the purchase price under its existing credit agreement, as amended.

A director of the Company, Dennis O’Brien, is a partner of Gryphon Investors, Inc., a private equity firm associated with the Sellers’ Representative and certain of the stockholders of Snacks Parent Corporation. Mr. O’Brien recused himself from, and did not participate in, deliberations of the Company’s board of directors with respect to this transaction. In connection with the acquisition, Mr. O’Brien did not receive compensation from the Company.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

In connection with the acquisition of Flagstone, the Company previously filed Flagstone’s (i) audited consolidated balance sheet as of December 28, 2013 and audited consolidated statements of operations, stockholders’ deficit and cash flows for the fiscal year then ended and (ii) unaudited interim condensed consolidated balance sheet as of March 29, 2014 and related unaudited interim condensed consolidated statements of operations and cash flows for the thirteen-week period ended March 29, 2014, which are included as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

(b)	Pro Forma Financial Information.

In connection with the acquisition of Flagstone, the Company previously filed the unaudited pro forma condensed combined balance sheet as of March 31, 2014 and unaudited pro forma condensed combined income statements for the year ended December 31, 2013 and the three months ended March 31, 2014, which are included as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits:

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of June 27, 2014, by and among Bay Valley Foods LLC, Snacks Acquisition Sub, Inc., Snacks Parent Corporation and Gryphon Partners III, L.P. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2014).

10.1	Additional Credit Extension Amendment dated July 29, 2014 among the Company, Bank of America, N.A. and the other lenders party thereto.

99.1	Press Release, dated July 29, 2014, announcing the closing of the acquisition of Flagstone.

99.2	Flagstone Foods audited consolidated balance sheet as of December 28, 2013 and audited consolidated statements of operations, stockholders’ deficit and cash flows for the fiscal year then ended (incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 15, 2014).

99.3	Flagstone Foods unaudited interim condensed consolidated balance sheet as of March 29, 2014 and related unaudited interim condensed consolidated statements of operations and cash flows for the thirteen-week period ended March 29, 2014 (incorporated by reference to Exhibit 99.3 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 15, 2014).

99.4	TreeHouse Foods, Inc. unaudited pro forma condensed combined balance sheet as of March 31, 2014 and unaudited pro forma condensed combined income statements for the year ended December 31, 2013 and the three months ended March 31, 2014 (incorporated by reference to Exhibit 99.4 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 15, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date: July 29, 2014	By:	/s/ Thomas E. O’Neill
Thomas E. O’Neill
General Counsel, Executive Vice President, Chief Administrative Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of June 27, 2014, by and among Bay Valley Foods LLC, Snacks Acquisition Sub, Inc., Snacks Parent Corporation and Gryphon Partners III, L.P. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 30, 2014).

10.1	Additional Credit Extension Amendment dated July 29, 2014 among the Company, Bank of America, N.A. and the other lenders party thereto.

99.1	Press Release, dated July 29, 2014, announcing the closing of the acquisition of Flagstone.

99.2	Flagstone Foods audited consolidated balance sheet as of December 28, 2013 and audited consolidated statements of operations, stockholders’ deficit and cash flows for the fiscal year then ended (incorporated by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 15, 2014).

99.3	Flagstone Foods unaudited interim condensed consolidated balance sheet as of March 29, 2014 and related unaudited interim condensed consolidated statements of operations and cash flows for the thirteen-week period ended March 29, 2014 (incorporated by reference to Exhibit 99.3 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 15, 2014).

99.4	TreeHouse Foods, Inc. unaudited pro forma condensed combined balance sheet as of March 31, 2014 and unaudited pro forma condensed combined income statements for the year ended December 31, 2013 and the three months ended March 31, 2014 (incorporated by reference to Exhibit 99.4 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 15, 2014).